                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of report: June 14, 2001
                        (Date of earliest event reported)

  COMMISSION          REGISTRANT; STATE OF INCORPORATION;        I.R.S. EMPLOYER
FILE NUMBER NO.          ADDRESS AND TELEPHONE NUMBER            IDENTIFICATION
---------------          ----------------------------            --------------

333-47925                YORKSHIRE POWER GROUP LIMITED            84-1393785
                         (England & Wales)
                         Wetherby Road
                         Scarcroft
                         Leeds LS14 3HS
                         United Kingdom
                         011-44-113-289-2123

ITEM 8.           CHANGE IN FISCAL YEAR

On June 4, 2001, the Board of Directors of Yorkshire Power Group Limited changed its fiscal year end from December 31 to March 31, effective from January 1, 2001. A transition report for the three month transition period to March 31, 2001, will be reported on Form 20-F.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.


YORKSHIRE POWER GROUP LIMITED






BY:      Stephen P Fletcher, Director


DATE:    June 14, 2001